united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

Semi-Annual Report March 31, 2015 Investor Information: 1-855-224-7204 www.PROBABILITIESFUND.com
This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Probabilities Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders:

We are pleased to present you with the Probabilities Fund semi-annual report. The Probabilities Fund (the “Fund”) began operations on December 16, 2013. For the six months ended March 31, 2015 the Fund’s class I share total return was 2.19% compared with 5.93% for the S&P 500 Total Return Index*.

During the period under review, the Fund benefited from its leveraged and long exposure to U.S. stocks for a portion of the period. Much of the Fund’s underperformance was caused by (1) being in cash in the middle of October as the S&P 500 increased; being leveraged in the first week of December and the first and last weeks of January as the market declined The Fund’s investment strategy positioned the Fund aggressively during these historically positive periods; in 2015 these periods were uncharacteristically volatile to the downside. A portion of the underperformance was recovered in February as the fund, during the beginning- and end-of-month, leveraged periods as the market rallied. In March volatility returned with a vengeance. The Fund’s aggressive positioning caused underperformance and it recovered much of its underperformance in the last week of the month.

Looking back over the six month period, the Fund started the period positioned with equity market (bullish) exposure and oscillated between a 1x and leveraged 2x position during the period. The Fund was actively managed to obtain equity exposure, at times leveraged throughout the quarter, pursuing gains based on its system-generated triggers. Market exposure was increased in the period as dictated by policy rules to increase exposure when expected return was positive. Fund performance during the period met the portfolio manager’s expectations and was consistent with the trading strategy.

Our outlook for 2015, consistent with the typical pre-election year, is that we expect the market to be volatile with potentially significant upside as is typical following a market correction in the mid-term election year. Fundamentally, stocks are trading richly valued at just over 17x forward earnings for the S&P 500 Index (as of May 29, 2015). The markets are sure to watch earnings season closely, any earnings disappointments or evidence of economic slowdown could cause a correction. However that risk is offset by potential earnings surprises as the effects of a lower unemployment rate impact consumer spending over the course of the year. In this environment, we expect to see opportunities to add value by increasing exposure at times we believe the probabilities of reward are high and reducing exposure at times we believe downside risk is excessive.

We believe the Federal Reserve will continue to be accommodative as long as inflation is low and the GDP growth rate continues at a substandard pace.

Thank you for being a Probabilities Fund shareholder.

Sincerely,

Joseph B. Childrey
Founder & CIO
Probabilities Fund Management, LLC

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Fund’s shares. The Probabilities Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common stock prices. An investment cannot be made directly in an index.

3403-NLD-6/4/2015

Probabilities Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2015

The Fund’s performance figures for the periods ended March 31, 2015 compared to its benchmark
			Five	Since	Since
	Six Months	One Year	Years	Inception*	Inception**
Probabilities Fund – Class A	2.10%	2.78%	N/A	2.55%	–
Probabilities Fund – Class A with load	(3.74)%	(3.13)%	N/A	(2.39)%	–
Probabilities Fund – Class C	1.72%	1.92%	N/A	1.75%	–
Probabilities Fund – Class I***	2.19%	2.97%	13.96%	–	13.33%
S&P 500 Total Return Index****	5.93%	12.73%	14.47%	12.20%	7.15%

* Class A and Class C commenced operations on January 16, 2014.
** Class I commenced operations on January 1, 2008.
*** The Fund is the successor to the Probabilities Fund, LP (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by Probabilities Fund Management, LLC, and has substantially similar investment objectives and strategies to those of the Fund. Class I performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations as a series of the Trust on December 12, 2013. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).
**** The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense, including underlying funds, is 2.33%, 3.08% and 2.08% for Class A, Class C and Class I shares, respectively, per the Fund’s January 28, 2015 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. The chart does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the Fund’s shares. For performance information current to the most recent month-end, please call 1-855-224-7204.

Portfolio Composition as of March 31, 2015 (Unaudited)
Percent of Net Assets
Exchange Traded Funds - Equity	73.53%
Cash	26.46%
Other Assets Less Liabilities	0.01%
Total	100.00%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Probabilities Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 73.53%
	EQUITY FUNDS - 73.53%
91,560	Direxion Daily Mid Cap Bull 3X Shares *	$10,281,272
113,785	Direxion Daily S&P 500 Bull 3X *	10,063,145
71,670	ProShares UltraPro Dow30	10,009,432
75,325	ProShares UltraPro S&P 500	10,052,875
16,640	SPDR S&P 500 ETF Trust	3,434,995
18,155	Vanguard S&P 500 ETF	3,434,926
31,890	Vanguard Total Stock Market ETF	3,420,203
	TOTAL EXCHANGE TRADED FUNDS	50,696,848
	(Cost - $51,086,599)

	TOTAL INVESTMENTS - 73.53%
	(Cost - $51,086,599) (a)	$50,696,848
	CASH - 26.46%	18,241,537
	OTHER ASSETS LESS LIABILITIES - 0.01%	4,948
	NET ASSETS - 100.00%	$68,943,333

* Non-Income producing security.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $51,086,599 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$104,147
Unrealized depreciation:	(493,898)
Net Unrealized depreciation:	$(389,751)

The accompanyingnotes arean integral part of these financialstatements.

Probabilities Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2015

Assets:
Investments in Securities at Value (identified cost $51,086,599)	$50,696,848
Cash	18,241,537
Dividends and Interest Receivable	26,217
Receivable for Securities Sold	5,686,495
Receivable for Fund Shares Sold	265,588
Prepaid Expenses and Other Assets	35,087
Total Assets	74,951,772
Liabilities:
Payable for Securities Purchased	5,759,866
Accrued Advisory Fees	93,965
Payable for Fund Shares Redeemed	126,410
Accrued Distribution Fees	5,713
Other Accrued Expenses	22,485
Total Liabilities	6,008,439

Net Assets	$68,943,333

Composition of Net Assets:
At March 31, 2015, Net Assets consisted of:
Paid-in-Capital	$68,090,287
Accumulated Net Investment Loss	(544,991)
Accumulated Net Realized Gain on Investments	1,787,788
Net Unrealized Depreciation on Investments	(389,751)
Net Assets	$68,943,333

Class A Shares:
Net Assets (Unlimited shares of no par value interest authorized;
1,560,618 shares of beneficial interest outstanding)	$16,444,521
Net Asset Value and Redemption Price Per Share
($16,444,521/1,560,618 shares of beneficial interest outstanding)	$10.54
Offering Price Per Share
($10.54/0.9425) Includes a Maximum sales charge of 5.75%	$11.18

Class C Shares:
Net Assets (Unlimited shares of no par value interest authorized;
237,177 shares of beneficial interest outstanding)	$2,476,146
Net Asset Value, Offering and Redemption Price Per Share
($2,476,146/237,177 shares of beneficial interest outstanding)	$10.44

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized;
4,732,442shares of beneficial interest outstanding)	$50,022,666
Net Asset Value, Offering and Redemption Price Per Share
($50,022,666/4,732,442 shares of beneficial interest outstanding)	$10.57

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2015

Investment Income:
Dividend Income	$101,365
Total Investment Income	101,365
Expenses:
Investment Advisory Fees	440,153
Distribution Fees - Class A	18,562
Distribution Fees - Class C	10,597
Registration & Filing Fees	42,504
Fund Accounting Fees	23,141
Administration Fees	20,358
Transfer Agent Fees	18,076
Printing Expense	12,239
Legal Fees	10,183
Chief Compliance Officer Fees	8,285
Audit Fees	7,398
Non 12b-1 Shareholder Servicing Fee	6,177
Trustees’ Fees	5,718
Miscellaneous Expenses	4,818
Custody Fees	3,699
Insurance Expense	1,973
Total Expenses	633,881
Plus: Expense Reimbursement Recaptured	12,475
Net Expenses	646,356

Net Investment Loss	(544,991)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	1,788,331
Net Change in Unrealized Depreciation on Investments	(111,355)
Net Realized and Unrealized Gain on Investments	1,676,976

Net Increase in Net Assets Resulting From Operations	$1,131,985

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
STATEMENT OF CHANGESIN NET ASSETS

	For the	For the
	Six Months Ended	Period Ended
	March 31, 2015	September 30, 2014 *
	(Unaudited)
Operations:
Net Investment Loss	$(544,991)	$(593,531)
Net Realized Gain on Investments	1,788,331	2,264,301
Net Change in Unrealized Depreciation on Investments	(111,355)	(278,396)
Net Increase in Net Assets Resulting From Operations	1,131,985	1,392,374

Distributions to Shareholders From:
Net Realized Capital Gains ($0.25 and $0.00 per share, respectively)	(1,587,316)	–
Total Distributions to Shareholders	(1,587,316)	–

Capital Transactions:
Class A Shares:
Proceeds from Shares Issued (856,055 and 1,290,570 shares, respectively)	9,145,596	13,354,892
Distributions Reinvested (31,286 and 0 shares, respectively)	342,896	–
Cost of Shares Redeemed (386,026 and 231,267 shares, respectively)	(4,063,008)	(2,429,626)
Net Increase From Capital Transactions: Class A	5,425,484	10,925,266

Class C Shares:
Proceeds from Shares Issued (75,346 and 197,107 shares, respectively)	800,888	2,051,485
Distributions Reinvested (4,419,and 0 shares, respectively)	48,081	–
Cost of Shares Redeemed (13,661 and 26,034 shares, respectively)	(144,058)	(274,916)
Net Increase From Capital Transactions: Class C	704,911	1,776,569

Class I Shares:
Proceeds from Shares Issued (1,375,586 and 4,912,290 shares, respectively)	14,692,808	50,808,080
Distributions Reinvested (101,383 and 0 shares, respectively)	1,114,200	–
Cost of Shares Redeemed (958,198 and 698,619 shares, respectively)	(10,099,580)	(7,341,448)
Net Increase From Capital Transactions: Class I	5,707,428	43,466,632

Net Increase in Net Assets From Capital Transactions	11,837,823	56,168,467

Total Increase in Net Assets	11,382,492	57,560,841

Net Assets:
Beginning of Period	57,560,841	–
End of Period	$68,943,333	57,560,841

Accumulated Net Investment Income (Loss) at End of Period	$(544,991)	$–

* The Fund commenced operations as a series of Northern Lights Fund Trust on December 12, 2013.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund - Class A
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the		For the
	Six Months Ended		Period Ended
	March 31, 2015		September 30, 2014 *
	(Unaudited)
Net Asset Value, Beginning of Period	$10.56		$10.46
Increase From Operations:
Net investment loss (a)	(0.10)		(0.15)
Net gain from investments (both realized and unrealized)	0.33		0.25
Total from operations	0.23		0.10

Less Distributions:
From paid in capital	(0.25)		—
Total Distributions	(0.25)		—
Net Asset Value, End of Period	$		$10.54

Total Return (b)	2.10%		0.96%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$16,445		$11,187

Ratio of gross expenses to average net assets (e)	2.06	% (c)	2.33	% (c)
Ratio of net expenses to average net assets (e)	2.10	% (c,g)	2.14	% (c)
Ratio of net investment income to average net assets (e,f)	(1.33	)% (c)	(2.03	)% (c)
Portfolio turnover rate	511	% (d)	2750	% (d)

*	Class A commenced operations on January 16, 2014.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)
Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Co-Advisers not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the invests Fund invests.
(g)	Such ratio includes the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund - Class C
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the		For the
	Six Months Ended		Period Ended
	March 31, 2015		September 30, 2014*
	(Unaudited)
Net Asset Value, Beginning of Period	$10.50		$10.46
Increase From Operations:
Net investment loss (a)	(0.13)		(0.21)
Net gain from investments (both realized and unrealized)	0.32		0.25
Total from operations	0.19		0.04

Less Distributions:
From net realized gains on investments	(0.25)		—
Total Distributions	(0.25)		—

Net Asset Value, End of Period	$10.44		$10.50

Total Return (b)	1.72%		0.38%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,476		$1,797

Ratio of gross expenses to average net assets (e)	2.81	% (c)	3.08	% (c)
Ratio of net expenses to average net assets (e)	2.85	% (c,g)	2.89	% (c)
Ratio of net investment income to average net assets (e,f)	(0.58	)% (c)	(2.78	)% (c)
Portfolio turnover rate	511	% (d)	2750	% (d)

*	Class C commenced operations on January 16, 2014.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)
Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Co-Advisers not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Such ratio includes the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund - Class I
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share of beneficial interest outstanding through out each period presented.

	For the		For the
	Six Months Ended		Period Ended
	March 31, 2015		September 30, 2014*
	(Unaudited)
Net Asset Value, Beginning of Period	$10.58		$10.00
Increase From Operations:
Net investment loss (a)	(0.08)		(0.15)
Net gain from investments (both realized and unrealized)	0.32		0.73
Total from operations	0.24		0.58

Less Distributions:
From net realized gains on investments	(0.25)		—
Total Distributions	(0.25)		—

Net Asset Value, End of Period	$10.57		$10.58

Total Return (b)	2.19%		5.80%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$50,023		$44,577

Ratio of gross expenses to average net assets (e)	1.81	% (c)	2.08	% (c)
Ratio of net expenses to average net assets (e)	1.85	% (c,g)	1.89	% (c)
Ratio of net investment income to average net assets (e,f)	(1.58	)% (c)	(1.78	)% (c)
Portfolio turnover rate	511	% (d)	2750	% (d)

*	Class I commenced operations on December 12, 2013.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)
Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Co-Advisers not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized.
(d)	Not annualized.
(e)	Does not include expenses of other investment companies in which the Fund invests.
(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Such ratio includes the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2015

1.    ORGANIZATION

Probabilities Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund is the successor to the Probabilities Fund, LP (the “Predecessor Fund”), a limited partnership organized on January 1, 2008. Effective as of the close of business on December 11, 2013, the Predecessor Fund was reorganized into the Trust.

The Fund currently offers Class A, Class C and Class I shares. Class I commenced operations on December 12, 2013 with a contribution of cash from the Predecessor Fund. Class A and Class C both commenced operations on January 16, 2014. Class A shares are offered at net asset value plus a maximum sales charge of 5.75% which may be waived by the Co-Advisors. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Co-Advisors (defined below). The team may also enlist third party consultants such as an audit firm, valuation consultant or

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Co-Advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Co-Advisors to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who take into consideration all relevant factors as may be appropriate under the circumstances). If the Co-Advisors are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

If market quotations are not readily available or if the Co-Advisors believe the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$50,696,848	$—	$—	$50,696,848
Total	$50,696,848	$—	$—	$50,696,848
        *Please refer to the Portfolio of Investments for industry classifications.
          The Fund did not hold any Level 2 or Level 3 securities during the period.
          There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.
          It is the Fund’s policy to record transfers into or out of any level at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax year (2014) or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The amounts and character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. To the extent these book/tax differences are permanent; they are charged or credited to paid-in-capital in the period that the differences arise. All short-term capital gains are included in ordinary income for tax purposes.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.    ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Probabilities Fund Management, LLC and Princeton Fund Advisors, LLC serve as the Fund’s co-investment advisors (the “Co-Advisors”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Co-Advisors, under the oversight of the Board, direct the daily operations of the Fund and supervise the performance of administrative and professional services provided by others. As compensation for these services and the related expenses borne by the Co-Advisors, the Fund pays the Co-Advisors an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.35% of the average daily net assets to be allocated between the Co-Advisors. The net advisory fee is allocated among the Co-Advisors in the following ratios: (a) For Portfolio assets between $0 to $100 million, Probabilities will receive 100% of the net advisory fee related to those assets; (b) For Portfolio assets above $100 million and up to $500 million, the Co-Advisors will split the net advisory fee related to those assets 50% / 50%; (c) For Portfolio assets above $500 million and up to $750 million, Probabilities and Princeton will split the net advisory fee related to those assets 60% and 40%, respectively; and (d) For Portfolio assets above $750 million, Probabilities and Princeton will split the net advisory fee related to those assets 65% and 35%, respectively. For the six months ended March 31, 2015, the Co-Advisors earned advisory fees of $440,153.

The Co-Advisors have contractually agreed to waive all or part of their advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Co-Advisors)), at least until January 31, 2016, so that the total annual operating expenses of the Fund do not exceed 2.14%, 2.89% and 1.89% of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. Waivers and expense payments may be recouped by the Co-Advisors from the Fund, within three fiscal years of when the amounts were waived or reimbursed, to the extent that overall expenses fall below the expense limitation. However, no recoupment payment will be made if it would result in the Funds exceeding the contractual expense limitation described above. The Board may terminate this expense reimbursement arrangement at any time. During the six months ended March 31, 2015, the Co-Advisors recouped $12,475 from the Fund for prior period fee waivers/expense reimbursements. As of September 30, 2014, the cumulative expenses subject to recapture amounted to $46,400, all of which will expire on September 30, 2017.

Distributor – The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“12b-1 Plans” or “Plans”) with respect to the Fund’s Class A and Class C shares, pursuant to which the Fund pays Northern Lights Distributors, LLC (the “Distributor”) an annual fee for distribution and shareholder servicing expenses calculated by the Fund as a percentage of the average daily net assets attributable to the respective class of shares:

	Class A	Class C
Distribution Fee	0.25%	1.00%

The Distributor and other entities are paid under the Plans for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses. During the six months ended March 31, 2015, the distribution fees accrued under the Plans amounted to $18,562 and $10,597 for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended March 31, 2015, the Distributor received $23,944 in underwriting commissions for sales of the Fund’s shares, of which $3,512 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Probabilities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2015

GemCom, LLC (“GemCom”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives customary fees from the Fund.

4.   INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2015 amounted to $262,005,322 and $226,304,373, respectively.

5.         TAX COMPONENTS OF CAPITAL

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Unrealized	Total
Ordinary	Appreciation/	Accumulated
Income	(Depreciation)	Earnings/(Deficits)
$1,586,773	$(278,396)	$1,308,377

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and adjustments for the tax gain/loss due to the Funds’ conversion from partnerships, resulted in reclassification for the period ended September 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Gains (Loss)
$83,997	$593,531	$(677,528)

6.    CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2015, Trust Company of America and TD Ameritrade, Inc., accounts holding shares for the benefit of others in nominee name, held approximately 28% and 27%, respectively, of the voting securities of Class I. As of March 31, 2015, Trust Company of America, an account holding shares for the benefit of others in nominee name, held approximately 27% of the voting securities of Class A.

7.    SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Probabilities Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
March 31, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges; and (2) ongoing costs, including management fees, distribution and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested and held for the entire period of October 1, 2014 through March 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending Account		Expenses Paid
	Beginning Account	Value	Annualized	During Period*
	Value (10/1/14)	(3/31/15)	Expense Ratio	(10/1/14 to 3/31/15)
Actual
Class A	$1,000.00	$1,021.00	2.10%	$10.58
Class C	$1,000.00	$1,017.20	2.85%	$14.33
Class I	$1,000.00	$1,021.90	1.85%	$9.33
Hypothetical
(5% return before
expenses)
Class A	$1,000.00	$1,014.46	2.10%	$10.55
Class C	$1,000.00	$1,010.72	2.85%	$14.29
Class I	$1,000.00	$1,015.71	1.85%	$9.30

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
         •     Social Security number and wire transfer instructions
         •     account transactions and transaction history
         •     investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?
We collect your personal information, for example, when you
• open an account or deposit money
• direct us to buy securities or direct us to sell your securities
• seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes information about your creditworthiness.
• affiliates from using your information to market to you.
• sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non financial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and non financial companies. • Northern Lights Fund Trust does not share with non affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

Co-Investment Advisers
Probabilities Fund Management, LLC
1665 Union Street, Suite A
San Diego, CA 92101

Princeton Fund Advisors, LLC
1125 17th Street
Suite 1400
Denver, CO 80202

Legal Counsel
Thompson Hine, LLP
41 South High Street
Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
McGladrey LLP
555 Seventeenth Street
Suite 1000
Denver, Co 80202

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

How to Obtain Proxy Voting Information
Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is or will be available without charge, upon request, by calling 1-855-224-7204 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-224-7204.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew Rogers

Andrew B. Rogers, Chief Executive Officer

Date 5/26/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

Andrew B. Rogers, Chief Executive Officer

Date 5/26/15

By (Signature and Title)

/s/Kevin Wolf

Kevin Wolf, Chief Financial Officer

Date 5/26/15